SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2009

ADEONA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-12584 (Commission File No.)	13-3808303 (IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:                                                                                                (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of CertainOfficers

On April 7, 2009, Josie Taylor, C.P.A., age 34, Manager of Finance of the Company was  appointed to the additional positions of Secretary and Treasurer of the Company.  Ms. Taylor has agreed to serve in such additional capacities for no additional compensation.  Ms. Taylor has served as our Manager of Finance since January 2007. Prior to joining the Company, Ms. Taylor served as Manager of Finance for Esperion Therapeutics, Inc., a publicly held company, from October 2000 to April 2004, now a division of Pfizer. From July 1998 to October 2000, Ms. Taylor worked for Arthur Andersen LLP where she was a Senior Auditor. Ms. Taylor received her B.B.A. in Accounting from University of Michigan and is a certified public accountant.

A copy of the Press Release announcing Ms. Taylor’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

On April 7, 2009, the Company adopted a stock repurchase program. Under the stock purchase program, the Company may repurchase such number of its issued and outstanding shares of common stock as is equal to the lesser of (i) 4,000,000 shares or (ii) $1,000,000.  The maximum purchase price per share shall be not more than $5.00 per share. Unless earlier terminated, the stock repurchase plan may continue in effect until the December 31, 2009.  The Company may not purchase any shares under the stock repurchase plan

The stock repurchase program may be limited or terminated at any time without prior notice.  Stock repurchases made under the program ay be made through open market or privately negotiated transactions (including, without limitation, purchases of shares held by directors and officers of the Company), at times and in such amounts as management deems appropriate.  The timing and actual number of shares purchase, if any, will depend upon a variety of factors including price, corporate and regulatory requirements and other market conditions.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 9, 2009, the Company announced that it would be hosting a webcast and teleconference at 2 pm ET on April 9, 2009.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The Company also announced it has launched a new informational website dedicated to increasing awareness of the potential health effects of chronic copper toxicity, especially in the mature population.  This new launch was discussed on the webcast and teleconference held at 2 pm on April 9, 2009. Copies of the press release and the materials presented during the webcast are attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.                                Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 7, 2009

99.2	Press Release dated April 9, 2009

99.3	Press Release dated April 9, 2009 and Webcast Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS, INC.

Date: April 10, 2009	By: /s/ Steve H. Kanzer
Name: Steve H. Kanzer, CPA, JD
Its: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 7, 2009

99.2	Press Release dated April 9, 2009

99.3	Press Release dated April 9, 2009 and Webcast Slides